UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2000




                           BENCHMARK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)




           TEXAS                     1-10560                  74-2211011
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)






      3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS                     77515
      (Address of principal executive offices)                 (Zip code)




       Registrant's telephone number, including area code: (979) 849-6550

ITEM 5.     OTHER EVENTS.

            On October 25, 2000, Benchmark Electronics, Inc. made the press release attached hereto as Exhibit 99.1


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            The following material is filed as an exhibit to this Current Report on Form 8-K.

      EXHIBIT
      NUMBER                  DESCRIPTION
      -------                 -----------
        99.1                  Press Release dated October 25, 2000.

                                S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BENCHMARK ELECTRONICS, INC.



Dated: October 26, 2000                   By:
                                             -----------------------------------
                                                  Donald E. Nigbor
                                                  President

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
  99.1                  Press Release dated October 25, 2000

                                        4